SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	Febuary 21, 2008

BLACKSANDS PETROLEUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

Suite 1250, 645 7th Avenue SW, Calgary, Alberta Canada T2P 4G8

(Address of principal executive offices) (Zip Code)

(403) 870-2220

(Registrant’s Telephone Number, Including Area Code)

(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD

The Registrant issued a press release dated February 21, 2008 attached as Exhibit 99.1 hereto.

The information referenced in this Item 7.01 shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information referenced in this Item 7.01 shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

The following exhibit is filed as part of this Report:

Exhibit Number	Description
99.1	Press Release dated February 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Date: February 21 2008	By:	/s/ Darren R. Stevenson
	Name:	Darren R. Stevenson
	Title:	President and Chief Executive Officer